SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 1997




                          FRONTIERVISION HOLDINGS, L.P.
                   FRONTIERVISION HOLDINGS CAPITAL CORPORATION
           (Exact names of Registrants as specified in their charters)



         Delaware                      333-36519                   84-1432334
         Delaware                      333-36519-01                84-1432976
 (States or other jurisdiction     (Commission File Nos.)      (IRS Employer
of incorporation or organization)                        Identification Numbers)





             1777 South Harrison Street,
            Suite P-200, Denver, Colorado                  80210
      (Address of principal executive offices)          (Zip Code)



                                 (303) 757-1588
              (Registrants' telephone number, including area code)

Item 2.  Acquisition or Disposition of Assets

In a press release dated December 23, 1997, FrontierVision Operating Partners, L.P., a Delaware limited partnership ("FVOP" or the "Company"), a wholly-owned subsidiary of FrontierVision Holdings, L.P., a Delaware limited partnership
("Holdings"), announced the purchase of cable television systems from an affiliate of Cox Communications, Inc. A copy of the press release is attached as
Exhibit 99.3.

The source of funds for this acquisition were approximately $204.5 million from the New Credit Facility.


Item 5.  Other Events

In a press release dated December 19, 1997, Holdings and its wholly-owned subsidiary, FrontierVision Captial Corporation (collectively the "Issuers"), announced that the registered offer to exchange $237,650,000 aggregate original principal amount at maturity of the Issuers' unregistered 11-7/8% Senior Discount Notes due 2007 for $237,650,000 aggregate original principal amount at maturity of the Issuers' 11 7/8% Senior Discount Notes due 2007 expired at 5:00 p.m. EST on Friday, December 12, 1997. A copy of the press release is attached as Exhibit 99.2.

FVOP also announced in a press release dated December 23, 1997, that it has entered into a new senior credit facility. A copy of the press release is attached as Exhibit 99.3.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Financial Statements and Pro Forma Financial Information.

The information required by this Form 8-K with respect to financial statements, pro forma financial information and exhibits are not included herein and will be filed by the Registrants within 60 days from December 23, 1997.

Exhibits.

10.19 Asset Purchase Agreement dated as of October 15, 1997 between Coxcom, Inc. and FrontierVision Operating Partners, L.P. (incorporated by reference to the corresponding exhibit to Holding's Form S-4 Registration Statement, File No. 333-36519).
99.2     Press Release announcing consummation of Exchange Offer.
99.3 Press Release announcing closing of $800 million senior credit facility and acquisition of the Cox Systems.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                    FRONTIERVISION HOLDINGS, L.P.

                    By:      FrontierVision Partners, L.P., its general partner,
                             By:      FVP GP, L.P., its general partner
                             By:      FrontierVision Inc., its general partner
                             By:      /s/  JAMES W. McHose
                                      --------------------
                                      James W. McHose
                                      Vice President and Treasurer



Date: December 23, 1997      By:      /s/ JAMES W. MCHOSE
                                      -------------------
                                      James W. McHose
                                      Vice President and Treasurer




                      FRONTIERVISION HOLDINGS CAPITAL CORP.


Date: December 23, 1997       By:      /s/ JAMES W. MCHOSE
                                       -------------------
                                       James W. McHose
                                       Vice President and Treasurer